EXHIBIT 10.4

AMENDMENT NO. 2, dated as of January 25, 2017 (this “Agreement”), to the Term Loan Credit Agreement dated as of November 9, 2015 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”), among T-Mobile USA, Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto as lenders and Deutsche Bank AG New York Branch, as administrative agent and collateral agent (in such capacities, the “Administrative Agent”).
A.WHEREAS, Deutsche Telekom AG (“DT”), the Borrower, the Guarantors (as defined in the Credit Agreement) and the Administrative Agent have entered into a First Incremental Facility Amendment dated as of December 29, 2016, whereby DT has committed to provide the Borrower with an incremental term loan of $660,000,000 on January 31, 2017 (the “First Amendment Incremental Term Loan”), subject to the fulfillment of certain conditions precedent set forth therein.
B.    WHEREAS, the Borrower, pursuant to Section 2.12 of the Credit Agreement, intends to prepay the existing Senior Lien Term Loan in full on or about January 30, 2017 (the “Prepayment”).
C.    WHEREAS, following such prepayment of the Senior Lien Term Loan, DT, as committed Lender in respect of the First Amendment Incremental Term Loan pursuant to Section 2.23(c) of the Credit Agreement, shall be the sole remaining Lender under the Credit Agreement.
D.    WHEREAS, DT, upon funding its commitment in respect of the First Amendment Incremental Term Loan following such prepayment, would be an Affiliated Lender holding Terms Loans with an aggregate principal amount in excess of 25.0% of the principal amount of all Term Loans then outstanding.
E.    WHEREAS, the Borrower and DT desire that DT be unambiguously permitted to be the sole Lender under the Credit Agreement immediately after the Prepayment.
F.    WHEREAS, Section 9.2 of the Credit Agreement restricts DT from amending Section 9.4(e)(ii) in order to permit it to hold Terms Loans with an aggregate principal amount in excess of 25.0% of the principal amount of all Term Loans then outstanding.
G.    WHEREAS, (i) Section 9.2(b)(y)(2) of the Credit Agreement permits the definition of “Required Lenders” to be amended with the written consent of each Lender under the Credit Agreement and (ii) after giving effect to the Prepayment, DT will be the sole Lender under the Credit Agreement.
H.    WHEREAS, DT, the Borrower, the Guarantors and the Administrative Agent have entered into Amendment No. 1 to the Credit Agreement on January 25, 2017 (“Amendment No. 1”) that, upon its effectiveness (which shall occur immediately prior to the effectiveness of this Agreement), will remove the restriction preventing DT from amending the Credit Agreement to permit it to hold Terms Loans with an aggregate principal amount in excess of 25.0% of the principal amount of all Term Loans then outstanding following the Prepayment.

I.    WHEREAS, DT and the Borrower now desire to amend the Credit Agreement to permit DT to hold Terms Loans with an aggregate principal amount in excess of 25.0% of the principal amount of all Term Loans then outstanding following the Prepayment.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.     Definitions. Capitalized terms used but not defined in this Agreement have the meanings assigned thereto in the Credit Agreement. The provisions of Section 1.2 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 2.     Amendments to the Credit Agreement. Subject to the satisfaction of the condition set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:
(a)     Section 1.1 of the Credit Agreement is hereby amended by replacing the following definition in their entirety as follows:
“Affiliated Lender”: any Lender that is an Affiliate of the Borrower and any Affiliate of such Lender, other than (a) Parent, the Borrower or any Subsidiary of the Borrower or (b) any natural Person.
(b)     Section 3.16 of the Credit Agreement is hereby replaced in its entirety as follows:
“Use of Proceeds. The proceeds of the Loans shall be used for general corporate purposes of the Borrower and its Subsidiaries, including refinancing of indebtedness.”
(c)     Section 9.4(e)(ii) of the Credit Agreement is hereby replaced in its entirety as follows:
“(ii)    at the time of such assignment and after giving effect to such assignment, the Affiliated Lenders shall not, in the aggregate, hold Term Loans with an aggregate principal amount in excess of 25.0% of the principal amount of all Term Loans then outstanding; provided, that, the foregoing shall not apply to DT or its Affiliates; and”
SECTION 3.     Condition Precedent to the Effectiveness of this Agreement. The effectiveness of this Agreement shall be subject to the effectiveness of Amendment No. 1 to the Credit Agreement on or about January 30, 2017.
SECTION 4.     Effect of this Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the effective date of this Agreement, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby.
SECTION 5.     Reaffirmation. Each of the Borrower and each Guarantor identified on the signature pages hereto (collectively, the “Reaffirming Loan Parties”) hereby acknowledges that it expects to receive substantial direct and indirect benefits as a result of this Agreement and the transactions contemplated hereby. Each Reaffirming Loan Party hereby consents to this Agreement and the transactions contemplated hereby, and hereby confirms its respective guarantees, pledges and grants of security interests, as applicable, under each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Agreement and the transactions contemplated hereby, such guarantees, pledges and grants of security interests shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties. Each of the Reaffirming Loan Parties agrees that, neither the modification of the Credit Agreement effected pursuant to the Agreement nor the execution, delivery, performance or effectiveness of this Agreement (a) impairs the validity, effectiveness or priority of Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations (as defined in the Guarantee and Collateral Agreement), whether heretofore or hereafter incurred or (b) require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens. Each of the Reaffirming Loan Parties further agrees to take any action that may be required or that is reasonably requested by the Administrative Agent to effect the purposes of this Agreement, the transactions contemplated hereby or the Loan Documents and hereby reaffirms its obligations under each provision of each Loan Document to which it is party.
SECTION 6.     Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission (e.g., “PDF” or “TIFF”) of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.
SECTION 7.     Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
SECTION 8.     Governing Law; Jurisdiction, etc. This Agreement shall be construed in accordance with and governed by the laws of the State of New York. The provisions of Sections 9.9 and 9.10 of the Credit Agreement shall apply to this Agreement, mutatis mutandis.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

T-MOBILE USA, INC.

By:	/s/ Dirk Wehrse
Name:	Dirk Wehrse
Title:	Senior Vice-President, Treasury and Treasurer

[Signature Page to Amendment No. 2 to the Term Loan Credit Agreement]

GUARANTORS:

IBSV LLC
METROPCS CALIFORNIA, LLC
METROPCS FLORIDA, LLC
METROPCS GEORGIA, LLC
METROPCS MASSACHUSETTS, LLC
METROPCS MICHIGAN, LLC
METROPCS NETWORKS CALIFORNIA, LLC
METROPCS NETWORKS FLORIDA, LLC
METROPCS NEW YORK, LLC
METROPCS TEXAS, LLC
METROPCS NEVADA, LLC
METROPCS PENNSYLVANIA, LLC
POWERTEL MEMPHIS LICENSES, INC.
POWERTEL/MEMPHIS, INC.
SUNCOM WIRELESS HOLDINGS, INC.
SUNCOM WIRELESS INVESTMENT COMPANY, LLC
SUNCOM WIRELESS LICENSE COMPANY, LLC
SUNCOM WIRELESS MANAGEMENT COMPANY, INC.
SUNCOM WIRELESS OPERATING COMPANY, L.L.C.
SUNCOM WIRELESS PROPERTY COMPANY, L.L.C.
SUNCOM WIRELESS, INC.
T-MOBILE CENTRAL LLC
T-MOBILE FINANCIAL LLC
T-MOBILE LEASING LLC
T-MOBILE LICENSE LLC
T-MOBILE NORTHEAST LLC
T-MOBILE PCS HOLDINGS LLC
T-MOBILE PUERTO RICO HOLDINGS LLC
T-MOBILE PUERTO RICO LLC
T-MOBILE RESOURCES CORPORATION
T-MOBILE SOUTH LLC
T-MOBILE SUBSIDIARY IV CORPORATION
T-MOBILE US, INC.
T-MOBILE WEST LLC
TRITON PCS FINANCE COMPANY, INC.
TRITON PCS HOLDINGS COMPANY L.L.C.
VOICESTREAM PCS I IOWA CORPORATION
VOICESTREAM PITTSBURGH GENERAL PARTNER, INC.
VOICESTREAM PITTSBURGH L.P.

By:	/s/ Dirk Wehrse
Name:	Dirk Wehrse
Title:	Authorized Person

[Signature Page to Amendment No. 2 to the Term Loan Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

[Signature Page to Amendment No. 2 to the Term Loan Credit Agreement]

DEUTSCHE TELEKOM AG,

By:	/s/ Igor Soczynski
Name:	Igor Soczynski
Title:	Vice-President Treasury

By:	/s/ Markus Schafer
Name:	Markus Schafer
Title:	Vice-President Treasury

[Signature Page to Amendment No. 2 to the Term Loan Credit Agreement]